UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                              FORM 10-QSB/A


( X )   Quarterly Report pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934 For the quarterly period ended September 30, 2003

(   )   Transition Report pursuant to 13 or 15(d) of the Securities
        Exchange Act of 1934
        For the transition period              to

                 Commission File Number     000-49735


                      INTRAOP MEDICAL CORPORATION
   (Exact name of Small Business Issuer as specified in its charter)

            Nevada                                87-0642947
  (State or other jurisdiction                 (I.R.S. Employer
    of incorporation or                         Identification No.)
        organization)

        7408 Comstock Circle
        Salt Lake City, Utah                        84121
(Address of principal executive offices)          (Zip Code)

  Issuer's telephone number, including
       area code:  801-943-2345


                       (DIGITALPREVIEWS.COM, INC.)
          (Former name, former address and former fiscal year,
                      if changed since last report)

Check whether the issuer (1)filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days (X) Yes ( ) No
State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 1,114,200 Shares of $.001 par value Common Stock outstanding as of September 30, 2003; 20,284,000 Shares of $0.001 par value Common Stock outstanding as of the date of this filing as result of a share dividend of 20:1 effective on October 1, 2003.

                     PART 1 - FINANCIAL INFORMATION

Item 1.  Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB and, therefore, do not include all information and footnotes necessary for a complete presentation of financial position, results of operations, cash flows, and stockholders' deficit in conformity with generally accepted accounting principles. In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature. Operating results for the nine months ended September 30, 2003 are not necessarily indicative of the results that can be expected for the year ending December 31, 2003.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)
                          FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003


                              TABLE OF CONTENTS


                                                          Page Number
                                                         -------------
Financial Statements:

    Unaudited Condensed Consolidated Balance Sheet,
      September 30, 2003                                         F - 1

    Unaudited Condensed Consolidated Statements of
     Operations, for the nine months ended September 30,
     2003 and for the period from inception on November 5,
     1999 through September 30, 2003                             F - 2

    Unaudited Condensed Consolidated Statements of
     Stockholders' Equity, for the period from inception
     on November 5, 1999 through September 30, 2003              F - 3

    Unaudited Condensed Consolidated Statements of
     Cash Flows, for the nine months ended September 30,
     2003 and for the period from inception on November 5,
     1999 through September 30, 2003                             F - 4

    Notes to the Financial Statements                            F - 5

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED BALANCE SHEET

                                                         September 30,
ASSETS                                                        2003
  Current Assets
    Cash in bank                                           $    2,506
                                                           ----------
      Total Current Assets                                      2,506
  Other Assets
    Impaired note receivable, net (see Note 3)                      -
    Deferred stock offering costs                              24,742
                                                           ----------
      Total Other Assets                                       24,742
                                                           ----------
          TOTAL ASSETS                                     $   27,248
                                                           ==========

LIABILITIES & STOCKHOLDERS' EQUITY
  Current Liabilities
    Accounts payable                                       $   31,310
    Note payable - shareholder                                  5,000
                                                           ----------
      Total Liabilities                                        36,310

  Stockholders' Equity
    Preferred stock, $.001 par value, 5,000,000 shares
     authorized, no share issued and outstanding                    -
    Common stock, $.001 par value, 50,000,000 shares
     authorized, 1,114,200 shares issued and outstanding        1,114
    Capital in excess of par value                             41,586
    Deficit accumulated during the development stage          (51,762)
                                                           ----------
      Total Stockholders' Equity                               (9,062)
                                                           ----------
          TOTAL LIABILITIES & STOCKHOLDERS' EQUITY         $   27,248
                                                           ==========





The accompanying notes are an integral part of these financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)
                CONSOLIDATED STATEMENTS OF OPERATIONS

                                            For the nine   Nov 5, 1999
                                            months ended    (date of
                                              Sept 30,    inception) to
                                                2003      Sept 30, 2003
                                             ----------    ----------


Revenue                                      $        -    $        -
Expenses
  General and Administrative                     (1,213)      (51,762)
                                             ----------    ----------
Net (loss) before income taxes                   (1,213)      (51,762)
Current Tax Expense                                   -             -
Deferred Tax Expense                                  -             -
                                             ----------    ----------
  Net (loss)                                 $   (1,213)   $  (51,762)
                                             ==========    ==========
Loss Per Common Share                              (.00)         (.00)





The accompanying notes are an integral part of these financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
  FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2003

                                    Preferred    Preferred       Common
                                      Stock        Stock        Stock
                                     Shares       Amount       Shares
                                   ----------   ----------   ----------
Balance, March 25, 1999                     -   $        -            -
Issuance of 1,000,000 shares
  common stock for cash
  at $.005 per share,
  December 1999                            -            -    1,000,000

Issuance of 50,000 Shares of
  common stock for cash at
  $.05 per share, December
  1999                                     -            -       50,000

Net (loss) for period                      -            -            -

Balance, December 31, 1999                 -            -    1,050,000

Issuance of 60,000 Shares of
  common stock for stock per
  reorganization agreement,
  May 2000                                 -            -       60,000

Net (loss) for period                      -            -            -
                                  ----------   ----------   ----------
Balance, December 31, 2000                 -            -    1,110,000

Net (loss) for Period                      -            -            -
                                  ----------   ----------   ----------
Balance, December 31, 2001                 -            -    1,110,000

Issuance of 4,200 Shares of
  common stock for cash at
  $.001 per share, May 2002                -            -        4,200

Net (loss) for Period                      -            -            -
                                  ----------   ----------   ----------
Balance, December 31, 2002                 -            -    1,114,200

Net (loss) for Period                      -            -            -
                                  ----------   ----------   ----------
Balance, September 30, 2003                -   $        -    1,114,200
                                  ==========   ==========   ==========

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)
CONTINUED     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
  FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2003

                                    Common     Capital In
                                     Stock     Excess of   Accumulated
                                    Amount     Par Value    (Deficit)
                                  ----------   ----------   ----------

Balance, March 25, 1999                    -            -            -
Issuance of 1,000,000 shares
  common stock for cash
  at $.005 per share,
  December 1999                         1,000       4,000            -

Issuance of 50,000 Shares of
  common stock for cash at
  $.05 per share, December
  1999                                    50        2,450            -

Net (loss) for period                      -            -       (8,589)

Balance, December 31, 1999             1,050        6,450       (8,589)

Issuance of 60,000 Shares of
  common stock for stock per
  reorganization agreement,
  May 2000                                60       30,940            -

Net (loss) for period                      -            -      (29,239)
                                  ----------   ----------   ----------
Balance, December 31, 2000             1,110       37,390      (37,828)

Net (loss) for Period                      -            -       (5,398)
                                  ----------   ----------   ----------
Balance, December 31, 2001             1,110       37,390      (43,226)

Issuance of 4,200 Shares of
  common stock for cash at
  $.001 per share, May 2002                4        4,196            -

Net (loss) for Period                      -            -       (7,323)
                                  ----------   ----------   ----------
Balance, December 31, 2002             1,114       41,586      (50,549)

Net (loss) for Period                      -            -       (1,213)
                                  ----------   ----------   ----------
Balance, September 30, 2003       $    1,114       41,586      (51,762)
                                  ==========   ==========   ==========





The accompanying notes are an integral part of these financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                   NET INCREASE (DECREASE) IN CASH

                                            For the nine   Nov 5, 1999
                                            months ended    (date of
                                              Sept 30,    inception) to
                                                2003      Sept 30, 2003
                                             ----------    ----------
Cash Flows Provided by  Operating Activities:
  Net Loss                                   $   (1,213)   $  (51,762)
  Adjustments to reconcile net loss to net
   cash used by operating activities:
    Bad debt expense                                  -        15,000
  Changes in assets and liabilities:
    Accounts payable                                  -        31,310
    Note payable - shareholder                        -         5,000
                                             ----------    ----------
  Net Cash Provided (Used) by Operating
   Activities                                    (1,213)         (452)

Cash Flows Provided by Investing Activities
  Payment for note receivable                         -       (15,000)
                                             ----------    ----------
    Net Cash Provided (Used) by Investing
     Activities                                       -       (15,000)

Cash Flows Provided by Financing Activities
  Proceeds from issuance of common stock              -        42,700
  Payments for stock offering costs                   -       (24,742)
                                             ----------    ----------
    Net Cash Provided (Used) by Financing
     Activities                                       -        17,958
    Net Increase (Decrease) in Cash              (1,213)        2,506
    Cash at Beginning of Period                   3,719             -
                                             ----------    ----------
    Cash at End of Period                    $    2,506    $    2,506

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
  Interest                                   $        -    $        -
  Income taxes                               $        -    $        -

Supplemental Schedule of Noncash Investing and Financing Activities

From November 5, 1999 (date of Inception) through September 30, 2003:
Cancellation of 1,000,000 shares common stock per reorganization agreement, with an offsetting credit to capital in excess of par value of $1,000.





The accompanying notes are an integral part of these financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A DEVELOPMENT STAGE COMPANY)

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business of the Company - Digitalpreviews.com, Inc. ("Parent") was organized under the laws of the State of Nevada on November 5, 1999. Dialaclass.com, Inc. ("Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999. The initial purpose of Intraop Medical Corporation and Subsidiary (the "Company") was to engage in a consulting and seminar business. The Company has not generated any revenues from its consulting and seminar business. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Consolidation - The consolidated financial statements include the accounts of Parent and the wholly owned Subsidiary. All significant intercompany transactions have been eliminated in consolidation.

Stock Offering Costs - Costs related to proposed stock offerings are deferred until the offering is completed and are offset against the proceeds of the offering as a reduction to capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

Revenue Recognition - The Company has not yet generated any revenue.

Interest Income - The Company recognizes interest income on impaired loans in the period when payment is received.

Research and Development - Research and development costs are expensed as incurred.

Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting
Standards No. 128, "Earnings Per Share".

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounting Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

Recently Enacted Accounting Standards - Statement of Financial
Accounting Standards ("SFAS") No. 141, "Business Combinations", SFAS

No. 142, "Goodwill and Other Intangible Assets", SFAS No. 143, "Accounting for Asset Retirement Obligations", and SFAS No. 144, "Accounting for the Impairment or disposal of Long-Lived Assets", were recently issued. SFAS No. 141, 142, 143 and 144 have no current applicability to the Company or their effect on the consolidated financial statements would not have been significant.


NOTE 2 - BUSINESS REORGANIZATION

On May 1, 2000 the Company entered into an Agreement and Plan of Reorganization wherein Parent acquired all the issued and outstanding shares of common stock of Subsidiary in a stock for stock exchange. Parent issued 60,000 shares of common stock in the exchange. Parent and Subsidiary had similar ownership at the time of reorganization and were considered to be entities under common control. Accordingly, the reorganization has been recorded in a manner similar to a pooling of interest. The results of operations of Subsidiary have been included in the consolidated financial statements since the date of inception of Subsidiary.


NOTE 3 - IMPAIRED NOTE RECEIVABLE

On August 18, 2000 the Company signed a 30-day note receivable with Thinmillionaire.com, Inc. The Company loaned $15,000 to
Thinmillionaire.com, Inc. at 10 percent interest per annum. As an incentive, Thinmillionaire.com, Inc. has agreed to issue 3,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the note and a new note was signed on January 5, 2001 for the outstanding principal and accrued interest for a total of $15,579. The new note was due June 5, 2001 and accrued interest at 10 percent per annum. As an incentive, Thinmillionaire.com, Inc. has agreed to issue 6,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the new note receivable.

Thinmillionaire.com, Inc. does not currently have the resources to repay the note and the note receivable is considered impaired.
Although the Company intends to continue its efforts to collect the impaired note receivable, an allowance for doubtful accounts has been accrued for the amount of the impaired note receivable and no interest income has been recognized. A bad debt expense of $15,000 was recorded as part of general and administrative expense in December 2000. A summary of the impaired note receivable is as follows:

                                                        September 30,
                                                            2003
                                                         ----------
     Note  Receivable                                    $   15,000
    Less:  Allowance  for  Doubtful  Account                (15,000)
                                                         ----------
                                                         $

NOTE 4 - MANUSCRIPT AND TRANSCRIPTS

The Company paid $14,831 from January through December 2002 to consultants to prepare a manuscript about online investing with accompanying transcripts for audiotapes and a handbook. The costs of the manuscript and transcripts are considered research and are included in general and administrative expense.


NOTE 5 - CAPITAL STOCK

Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.001 par value, which such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at September 30, 2003.

Common Stock - During December 1999, in connection with its organization, the Company issued 1,000,000 shares of its previously authorized, but unissued common stock. The shares were issued for cash in the amount of $5,000 (or $.005 per share).

During December 1999, the Company issued 50,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $2,500 (or $.05 per share).

During May 2000, in connection with the business reorganization, Parent issued 60,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock.

During May 2002, the Company issued 4,200 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $4,200 (or $1.00 per share).

The Company authorized a 20 to 1 forward stock split, effective October 1, 2003, for the Company's outstanding common stock. As of October 1, 2003, the outstanding shares of common stock increased from 1,114,200 shares to 22,284,000 shares.


NOTE 6 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.
The Company has available at September 30, 2003, unused operating loss carry forwards of $51,762. The amount of and ultimate realization of the benefits from the operating loss carry forwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carry forwards, the Company has established a valuation allowance equal to the tax effect of the loss carry forwards and, therefore, no deferred tax asset has been recognized for the loss carry forwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

Management Compensation - As of September 30, 2003, the Company has not paid any compensation to any officer or director of the Company.

Office Space - The Company has not had a need to rent office space. An officer / shareholder of the Company is allowing the Company to use his office as a mailing address, as needed. The cost is minimal and has not been recorded as an expense of the Company.


NOTE 8 - GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principals, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise the necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.


NOTE 9 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:

                                            For the nine   Nov 5, 1999
                                            months ended    (date of
                                              Sept 30,    inception) to
                                                2003      Sept 30, 2003
                                             ----------    ----------
Loss from Continuing operations available
  to common shareholders (numerator)         $        -   $   (51,762)

Weighted average of common Shares outstanding
  used in loss per share for the period
  (denominator)                               1,114,200     1,100,000


Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all period presented that would affect the computation of diluted loss per share.


NOTE 10 - SUBSEQUENT EVENTS

On October 3, 2003 certain of the Company's shareholders agreed to sell to Peyton, Chander & Sullivan, Inc. ("PCS") and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10 percent of the Company's outstanding Common Stock. On December 15, 2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc. On December 30, 2003 Digitalpreviews.com has changed its name to Intraop Medical Corporation. The Company is currently negotiating the definitive merger agreement. The Company has discontinued all of its business operations.

The Company authorized a 20 to 1 forward stock split, effective October 1, 2003, for the Company's outstanding common stock. As of October 1, 2003, the outstanding shares of common stock increased from 1,114,200 shares to 22,284,000 shares.

On October 1, 2003, the Company spun-off its wholly-owned subsidiary, Dialaclass.com, Inc., to its shareholders of record on October 1, 2003 by dividending to such stockholders all of the shares of Dialaclass.com, Inc. At the time of the spin-off Dialaclass.com, Inc. had no operations or assets.

              INTRAOP  MEDICAL CORPORATION AND SUBSIDIARY
                      (A Development Stage Company)


CONTENTS


                                                          Page Number
                                                         -------------
    Unaudited Condensed Consolidated Balance Sheets,
     September 30, 2002 and December 31, 2001                  F - 10

    Unaudited Condensed Consolidated Statements of
     Operations, for the three and nine months ended
     September 30, 2002 and 2001 and for the period
     from inception on November 5, 1999 through
     September 30, 2002                                        F - 11

    Unaudited Condensed Consolidated Statements of
     Cash Flows, for the nine months ended
     September 30, 2002 and 2001 and for the period
     from inception on November 5, 1999 through
     September 30, 2002                                        F - 12

    Notes to Unaudited Condensed Consolidated
     Financial Statements                                      F - 13

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A Development Stage Company)

            UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

                                ASSETS
                                               Sept 30,      Dec 31,
                                                 2002         2001
                                              ----------   ----------
CURRENT ASSETS:
  Cash                                        $    7,570   $    1,842
                                              ----------   ----------
    Total Current Assets                           7,570        1,842
                                              ----------   ----------
OTHER ASSETS:
  Impaired note receivable, net(See Note 3)            -            -
  Deferred stock offering costs                    13,282      12,982
                                              ----------   ----------
    Total Other Assets                            13,282       12,982
                                              ----------   ----------
                                              $   20,852   $   14,824
                                              ==========   ==========


             LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Accounts payable                            $   28,890   $   19,550
  Advance from a shareholder                       2,500            -
                                              ----------   ----------
    Total Current Liabilities                     31,390       19,550
                                              ----------   ----------

STOCKHOLDERS' EQUITY (DEFICIT):
  Preferred stock, $.001 par value,
   5,000,000 shares authorized, no shares
   issued and outstanding                              -            -
  Common stock, $.001 par value,
   50,000,000 shares authorized,
   1,114,200 and 1,110,000 shares
   issued and outstanding, respectively            1,114        1,110
  Capital in excess of par value                  41,586       37,390
  Deficit accumulated during the
   development stage                             (53,238)     (43,226)
                                              ----------   ----------
    Total Stockholders' Equity (Deficit)         (10,538)      (4,726)
                                              ----------   ----------
                                              $   20,852   $   14,824
                                              ==========   ==========


NOTE:   The balance sheet at December 31, 2001 was taken from the
audited financial  statements at that date and condensed.





The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A Development Stage Company)

       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                             From
                                                                          Inception On
                                                                          Nov 5, 1999
                        For the Three Months       For the Nine Months      Through
                         Ended September 30,       Ended September 30,      Sept 30,
                          2002         2001         2002         2001         2002
                       ----------   ----------   ----------   ----------   ----------
REVENUE                $        -   $        -   $        -   $        -   $        -
EXPENSES:
  General and
   administrative           1,806        1,123       10,012        3,715       53,238
                       ----------   ----------   ----------   ----------   ----------
LOSS BEFORE INCOME TAXES (  1,806)      (1,123)     (10,012)      (3,715)     (53,238)
CURRENT TAX EXPENSE             -            -            -            -            -
DEFERRED TAX EXPENSE            -            -            -            -            -
                       ----------   ----------   ----------   ----------   ----------
NET LOSS               $   (1,806)  $   (1,123)  $  (10,012)  $   (3,715)  $  (53,238)
                       ==========   ==========   ==========   ==========   ==========

LOSS PER COMMON SHARE  $     (.00)  $     (.00)  $     (.01)  $     (.00)  $     (.05)
                       ==========   ==========   ==========   ==========   ==========





The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A Development Stage Company)

       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                    NET INCREASE (DECREASE) IN CASH
                                                              From
                                                            Inception
                                                            on Nov 5,
                                    For the Nine Months     1999 Thru
                                     ended September 30,     Sept 30,
                                     2002         2001         2002
                                  ----------   ----------   ----------
Cash Flows From Operating Activities:
Net loss                          $  (10,012)  $   (3,715)  $  (53,238)
Adjustments to reconcile net
 loss to net cash provided (used)
 by operating activities:
Bad debt expense                           -            -       15,000
Changes in assets and liabilities:
  Increase in accounts payable         9,340        2,708       28,890
    Net Cash Provided (Used) by
     Operating Activities               (672)     ( 1,007)      (9,348)
                                  ----------   ----------   ----------
Cash Flows From Investing Activities:
  Payments for note receivable             -            -      (15,000)
    Net Cash (Used) by Investing
     Activities                            -            -      (15,000)
                                  ----------   ----------   ----------
Cash Flows From Financing Activities:
  Advances from a shareholder          2,500            -        2,500
  Proceeds from issuance of common
   stock                               4,200            -       42,700
  Payments for stock offering costs     (300)           -      (13,282)
                                  ----------   ----------   ----------
    Net Cash Provided by Financing
     Activities                        6,400            -       31,918
                                  ----------   ----------   ----------
Net Increase (Decrease) in Cash        5,728       (1,007)       7,570
Cash at Beginning of Period            1,842        3,072            -
                                  ----------   ----------   ----------
Cash at End of Period             $    7,570   $    2,065   $    7,570
                                  ==========   ==========   ==========
Supplemental Disclosures of Cash
 Flow Information:
Cash paid during the period for:
Interest                          $        -   $        -   $        -
Income taxes                      $        -   $        -   $        -

Supplemental Schedule of Noncash
 Investing and Financing Activities:
    For the nine months ended September 30, 2002:
         None
    For the nine months ended September 30, 2001:
         None



The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

              INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                      (A Development Stage Company)

    NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business of the Company - Digitalpreviews.com, Inc. ("Parent") was organized under the laws of the State of Nevada on November 5, 1999. Dialaclass.com, Inc. ("Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999. The initial purpose of Intraop Medical Corporation and Subsidiary (the "Company") was to engage in a consulting and seminar business. The Company has not generated any revenues from its consulting and seminar business. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Condensed Financial Statements - The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 2002 and 2001 and for the periods then ended have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2001 audited financial statements. The results of operations for the periods ended September 30, 2002 and 2001 are not necessarily indicative of the operating results for the full year.

Consolidation - The consolidated financial statements include the accounts of Parent and the wholly owned Subsidiary. All significant intercompany transactions have been eliminated in consolidation.
Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounts and Loans Receivable - The Company records accounts and loans receivable at the lower of cost or fair value. The Company determines the lower of cost or fair value of non-mortgage loans on an individual asset basis. The Company recognizes interest income on an account receivable based on the stated interest rate for past-due accounts over the period that the account is past-due. The Company recognizes interest income on a loan receivable based on the stated interest rate over the term of the loan. The Company accumulates and defers fees and costs associated with establishing a receivable to be amortized over the estimated life of the related receivable. The Company estimates allowances for doubtful accounts and loan losses based on the aged receivable balance and historical losses. The Company records interest income on delinquent accounts and loans receivable only when payment is received. The Company first applies payments received on delinquent accounts and loans receivable to eliminate the outstanding principal.

The Company charges off uncollectible accounts and loans receivable when management estimates no possibility of collecting the related receivable. The Company considers accounts and loans receivable to be past-due or delinquent based on contractual terms.

Stock Offering Costs - Costs related to proposed stock offerings are deferred until the offering is completed and are offset against the proceeds of the offering as a reduction to capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

Revenue Recognition - The Company has not yet generated any revenue.

Research and Development - Research and development costs are expensed as incurred.

Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting
Standards No. 128, "Earnings Per Share".  (See Note 9)

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

Recently Enacted Accounting Standards - Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", SFAS No. 142, "Goodwill and Other Intangible Assets", SFAS No. 143, "Accounting for Asset Retirement Obligations", SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", and SFAS No. 147, "Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", were recently issued. SFAS No. 141, 142, 143, 144, 145, 146 and
147 have no current applicability to the Company or their effect on the financial statements would not have been significant.


NOTE 2 - BUSINESS REORGANIZATION

On May 1, 2000, the Company entered into an agreement and plan of reorganization wherein Parent acquired all the issued and outstanding shares of common stock of Subsidiary in a stock for stock exchange. Parent issued 60,000 shares of common stock in the exchange. Parent and Subsidiary had similar ownership at the time of reorganization and were considered to be entities under common control. Accordingly, the reorganization has been recorded in a manner similar to a pooling of interest. The results of operations of Subsidiary have been included in the consolidated financial statements since the date of inception of Subsidiary.

NOTE 3 - IMPAIRED NOTE RECEIVABLE

On August 18, 2000 the Company signed a 30-day note receivable with Thinmillionaire.com, Inc. The Company loaned $15,000 to
Thinmillionaire.com, Inc. at 10 percent interest per annum. As an incentive, Thinmillionaire.com agreed to issue 3,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the note and a new note was signed on January 5, 2001 for the outstanding principal and accrued interest for a total of $15,579. The new note was due June 5, 2001 and accrued interest at 10 percent per annum. As an incentive, Thinmillionaire.com agreed to issue 6,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the new note receivable.

Thinmillionaire.com does not currently have the resources to repay the note and the note receivable is considered impaired. Although the Company intends to continue its efforts to collect the impaired note receivable, an allowance for doubtful accounts has been accrued for the amount of the impaired note receivable and no interest income has been recognized. A bad debt expense of $15,000 was recorded as part of general and administrative expense in December 2000. A summary of the impaired note receivable is as follows:

                                               Sept 30,      Dec 31,
                                                 2002         2001
                                              ----------   ----------
    Note Receivable                           $   15,000   $   15,000
    Less: Allowance for Doubtful Account         (15,000)     (15,000)
                                              ----------   ----------
                                              $        -   $        -


NOTE 4 - MANUSCRIPT AND TRANSCRIPTS

The company paid $9,831 from January through May 2000 to consultants to prepare a manuscript about online investing with accompanying transcripts for audio tapes and a handbook. The costs of the manuscript and transcripts are considered research and are included in general and administrative expense.


NOTE 5 - CAPITAL STOCK

Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.001 par value, with such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at September 30, 2002 and December 31, 2001.

Common Stock - The Company has authorized 50,000,000 shares of common stock with a $.001 par value. During December 1999, in connection with its organization, the Company issued 1,000,000 shares of its previously authorized, but unissued common stock. The shares were issued for cash of $5,000 (or $.005 per share).

During December 1999, the Company issued 50,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $2,500 (or $.05 per share).

During May 2000, in connection with the business reorganization, Parent issued 60,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock.

During May 2002, the Company sold 4,200 units as part of a public offering of 125,000 units at $1.00 per unit. Each unit consists of one share of the Company's previously authorized but unissued common stock, one Class A warrant and one Class B warrant. Class A warrants can be exercised at $2.50 per share and expire December 31, 2003. Class B warrants can be exercised at $5.00 per share and expire December 31, 2003. Stock offering costs estimated to be $16,250 will be offset against the proceeds of the offering in capital in excess of par value at the close of the offering.

Stock Warrants - During May 2002, the Company issued 4,200 Class A warrants and 4,200 Class B warrants as part of a public offering. Class A warrants can be exercised at $2.50 per share and expire December 31, 2003. Class B warrants can be exercised at $5.00 per share and expire December 31, 2003. At September 30, 2002, there are 4,200 Class A warrants and 4,200 Class B warrants outstanding.


NOTE 6 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.
The Company has available at September 30, 2002 unused operating loss carryforwards of approximately $53,200 which may be applied against future taxable income and which expire in various years through 2022. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax assets are approximately $16,200 and $14,500 as of September 30, 2002 and December 31, 2001, respectively, with an offsetting valuation allowance of the same amount, resulting in a change in the valuation allowance of approximately $1,700 during the nine months ended September 30, 2002.


NOTE 7 - RELATED PARTY TRANSACTIONS

Management Compensation - As of September 30, 2002, the Company has not paid any compensation to any officer or director of the Company.
Office Space - The Company has not had a  need to rent office space.
An officer/shareholder of the Company is allowing the Company to use his office as a mailing address, as needed. The cost is minimal and has not been recorded as an expense of the company.

NOTE 8 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations.
The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


NOTE 9 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:

                                                                             From
                                                                          Inception On
                                                                          Nov 5, 1999
                        For the Three Months       For the Nine Months      Through
                         Ended September 30,       Ended September 30,      Sept 30,
                          2002          2001        2002         2001        2002
                       ----------   ----------   ----------   ----------   ----------
Loss from continuing
 operations available
 to common shareholders
 (numerator)           $   (1,806)  $   (1,123)  $  (10,012)  $   (3,715)  $  (53,238)

Weighted average number
 of common shares
 outstanding used in
 loss per share for the
 period (denominator)   1,114,200    1,110,000    1,112,308    1,110,000    1,100,151

At September 30, 2002, the Company had 4,200 outstanding Class A warrants and 4,200 outstanding Class B warrants which were not used in the computation of loss per share because their effect would be anti-dilutive. Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.


NOTE 10 - SUBSEQUENT EVENTS

The Company has discontinued all of its business operations. On October 3, 2003 certain of the Company's shareholders agreed to sell to Peyton, Chander & Sullivan, Inc. ("PCS") and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10 percent of the Company's outstanding Common Stock. On December 15, 2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc. On December 30, 2003 Digitalpreviews.com has changed its name to Intraop Medical Corporation. The Company is currently negotiating the definitive merger agreement.

Item 2.  Management's Discussion and Analysis or Plan of Operations

               FORWARD LOOKING AND CAUTIONARY STATEMENTS

Except for the historical information and discussions contained herein, statements contained in this Form 10-QSB/A may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the company's ability to raise operating capital through the sale of equity securities; to successfully launch its products into the market and other risks, uncertainties and factors discussed elsewhere in this Form 10-QSB/A or in the Company's other filings with the Securities and Exchange Commission.

                          PLAN OF OPERATIONS

In September 2003, Intraop Medical Corporation (formerly Digitalpreviews.com), in anticipation of negotiating a potential merger with an operating company, formally abandoned its consulting and seminar business operations. On September 25, 2003 the Board of Directors has approved a 20:1 share dividend to the holders of the Company's Common Stock. As result, as of the date of this filing, the number of shares outstanding was 20,284,000 Shares of $0.001 par value Common Stock. On October 3, 2003 certain of the Company's shareholders agreed to sell to PCS and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10 percent of the Company's outstanding Common Stock. On December 15, 2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc. On December 30, 2003 Digitalpreviews.com has changed its name to Intraop Medical Corporation. The Company is currently negotiating the definitive merger agreement. There can be no assurances that the agreement will be executed or, if executed, will be approved by the constituent company stockholders or that the proposed merger will ever occur.

In the event the merger is completed, it is expected that up to approximately 14.2 million shares of the Company's common stock and approximately 1.5 million shares of combined warrants and options will be issued to Intraop Medical Inc. stockholders, convertible note holders, option holders, warrant holders and service providers as of the closing date of the merger and that 19,982,265 shares currently owned of record by David Shamy will be cancelled, resulting in approximately 95 percent of the Company, on a fully diluted basis, being held by Intraop Medical, Inc. stockholders, convertible note holders, optionholders, warrant holders, and service providers as of the closing date (including shares held by such service providers prior to the closing of the merger). Further, if the merger is completed the business of the Company will be the business of Intraop Medical Inc.
It is expected that before or after completion of the merger the Company may seek additional equity investment, resulting in further dilution to current shareholders.

In the event the merger is not completed, the Company may potentially seek another merger partner or may go out of business. The Company does not have the resources to operate a business without acquiring one by way of merger. The 19,982,265 shares held by Shamy subject to cancellation may be cancelled at any time by the Company if the proposed merger is not completed.


Item 3.  Controls And Procedures.

As required by Rule 13a-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures within the 90 days prior to the filing date of this report. This evaluation was carried out under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, Mr. David Shamy. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective in timely alerting management to material information relating to us required to be included in our periodic SEC filings. There have been no significant changes in our internal controls or in other factors that could significantly affect internal controls subsequent to the date we carried out our evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms.
Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.


                      PART II - OTHER INFORMATION

Item 1.  Legal Proceedings

The Company is not a party to any material legal proceedings and to our knowledge, no such proceedings are threatened or contemplated.


Item 2.  Changes in Securities

The Company did not complete any sales of our securities during the fiscal quarter ended September 30, 2003.


Item 3.  Defaults upon Senior Securities

None.


Item 4.  Submission of Matters to a Vote of Security Holders

None.

Item 5.  Other Information

None.


Item 6.  Exhibits and Reports on Form 8-K.

EXHIBITS

    Exhibit Number        Description
        4.1 Agreement for the Purchase of Common Stock dated October 3, 2003

       99.1 Certification by CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                       Section 906 of the Sarbanes-Oxley Act of 2002.


REPORTS ON FORM 8-K

The Company did not file any Current Reports on Form 8-K during the fiscal quarter ended September 30, 2003. The Company did subsequently file on January 8, 2004, a Current Report on Form 8-K dated December 30, 2003 (the "8-K Report"). In the 8-K Report the Company has reported the following items:

i) On December 15, 2003, Digitalpreviews.com, Inc. entered into a non-binding letter of intent ("LOI") with Introp Medical, Inc. by which Intraop Medical, Inc. would sell, merge, consolidate, or otherwise transfer all of its assets, liabilities and business operations to Digitalpreviews.com, Inc. The 8-K Report indicated that the LOI was subject to the completion of a definitive merger agreement and shareholder approval.

ii) On December 30, 2003, a Certificate of Amendment was filed with the state of Nevada to change the name of the Company to Intraop
Medical Corporation.

                               SIGNATURES


In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INTRAOP MEDICAL CORPORATION

                                       Date:  February 24, 2004

                                       By:    /s/   David Shamy
                                       David Shamy
                                       Principal Executive Officer
                                       Principal Financial Officer
                                       Chief Accounting Officer





   CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF THE SECURITIES
    EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
                      SARBANES-OXLEY ACT OF 2002

I, David Shamy, Principal Executive Officer and Principal Financial Officer of Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.) (the "Registrant"), certify that:

  (1) I have reviewed this quarterly report on Form10-QSB/A of Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.);

  (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

  (3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

  (4) The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:
     a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
     b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

  (5) The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):
     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and
     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

  (6) The Registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other facts that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                         /s/   David Shamy
                                           David Shamy
                                           Principal Executive Officer
                                           Principal Financial Officer

                                           Date:  February 24, 2004



A signed original of this written statement required by Section 906 has been provided to Intraop Medical Corporation and will be retained by Intraop Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.











	F-28

	F-1